EXHIBIT 10.56

PREPARED BY AND WHEN RECORDED RETURN TO:

Winston & Strawn LLP
200 Park Avenue
New York, New York 10166
Attention:  Corey A. Tessler, Esq.

MOODY NATIONAL HP G-TOWN HOLDING, LLC, as assignor

(Borrower)

to

LADDER CAPITAL FINANCE LLC, as assignee

(Lender)

ASSIGNMENT
OF LEASES AND RENTS

THE MAXIMUM PRINCIPAL INDEBTEDNESS FOR TENNESSEE RECORDING TAX PURPOSES IS $0.00.  TAXES PAID UNDER DEED OF TRUST AT INSTRUMENT NUMBER _______________ IN THE SHELBLY COUNTY REGISTER’S OFFICE

Dated:	As of April 9, 2013
Location:	9161 Winchester Road, Germantown, TN 38138
County:	Shelby

ASSIGNMENT OF LEASES AND RENTS

THIS ASSIGNMENT OF LEASES AND RENTS (this “Assignment”) made as of the 9th day of April, 2013 by MOODY NATIONAL HP G-TOWN HOLDING, LLC, a Delaware limited liability company, as assignor, having its principal place of business at c/o Moody National REIT I, Inc., 6363 Woodway, Suite 110, Houston, Texas 77057 (and each of its permitted successors and assigns, individually and collectively, “Borrower”), to LADDER CAPITAL FINANCE LLC, as assignee, a Delaware limited liability company, having an address at 345 Park Avenue, 8th Floor, New York, New York 10154 (together with its successors and assigns, collectively, “Lender”).

W I T N E S S E T H:

A.           This Assignment is given in connection with a loan in the principal sum of SEVEN MILLION EIGHT HUNDRED THOUSAND AND NO/100 DOLLARS ($7,800,000.00) (the “Loan”) made by Lender to Borrower pursuant to that certain Loan Agreement dated as of the date hereof between Borrower and Lender (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”) and evidenced by that certain Promissory Note dated the date hereof made by Borrower to Lender (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Note”).  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

B.           The Note is secured by that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated the date hereof (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Mortgage”) made by Borrower for the benefit of Lender.

C.           Borrower desires to further secure the payment of the Debt and performance of all of its Other Obligations under the Note, the Loan Agreement and the other Loan Documents.

NOW THEREFORE, in consideration of the making of the Loan by Lender and the covenants, agreements, representations and warranties set forth in this Assignment:

ARTICLE I
ASSIGNMENT

Section 1.1          Property Assigned.  Borrower hereby absolutely and unconditionally assigns and grants to Lender the following property, rights, interests and estates, now owned, or hereafter acquired by Borrower, in each case, to the extent of Borrower’s interest therein:

(a)           Leases.  All existing and future Leases (including the right to enforce, at law, in equity or by and other means, such Leases) providing for the use, enjoyment, or occupancy of all or any part of that certain lot or piece of land, more particularly described in Exhibit A annexed hereto and made a part hereof, or all or any part of the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter located thereon (collectively, the “Property”) and the right, title and interest of Borrower, its successors and assigns, therein and thereunder.  The term “Leases” shall include the Master Lease, as defined in the Loan Agreement, and all other agreements, whether or not in writing, providing for the use, enjoyment or occupancy of the Property or any portion thereof now or hereafter made, including the Subleases, as defined in the Collateral Assignment of Subleases (as defined in the Loan Agreement), whether made before or after the filing by or against Borrower of any petition for relief under 11 U.S.C. §101 et seq., as the same may be amended from time to time (the “Bankruptcy Code”) together with any extension, renewal or replacement of the same, this Assignment of other present and future leases and present and future agreements being effective without further or supplemental assignment.

(b)          Rents.  All Rents, which term shall include Rents paid or accruing before or after the filing by or against Borrower of any petition for relief under the Bankruptcy Code.

(c)          Bankruptcy Claims.  All of Borrower’s claims and rights (the “Bankruptcy Claims”) to the payment of damages arising from any rejection by a lessee of any Lease under the Bankruptcy Code.

(d)          Lease Guaranties.  All of Borrower’s right, title and interest in, and claims under, any and all lease guaranties, letters of credit and any other credit support (individually, a “Lease Guaranty”, and collectively, the “Lease Guaranties”) given by any guarantor in connection with any of the Leases or leasing commissions (individually, a “Lease Guarantor”, and collectively, the “Lease Guarantors”) to Borrower.

(e)           Proceeds.  All proceeds from the sale or other disposition of the Leases, the Rents, the Lease Guaranties and/or the Bankruptcy Claims.

(f)           Other.  All rights, powers, privileges, options and other benefits of Borrower as lessor under any of the Leases and beneficiary under any of the Lease Guaranties, including, without limitation, the immediate and continuing right to make claim for, receive, collect and receipt for all Rents payable or receivable under the Leases and all sums payable under the Lease Guaranties or pursuant thereto (and to apply the same to the payment of the Debt or the Other Obligations), and to do all other things which Borrower or any lessor is or may become entitled to do under any of the Leases or Lease Guaranties.

(g)          Entry.  The right, at Lender’s option, upon revocation of the license granted herein, to enter upon the Property in person, by agent or by court-appointed receiver, to collect the Rents under Leases to which Borrower is a Party.

(h)          Other Rights And Agreements.  Any and all other rights of Borrower in and to the items set forth in subsections (a) through (g) above, and all amendments, modifications, replacements, renewals and substitutions thereof.

Borrower hereby absolutely and unconditionally assigns and grants to Lender, Borrower’s irrevocable power of attorney, coupled with an interest, to take any and all of the actions set forth in Section 3.1 of this Assignment and any or all other actions designated by Lender for the proper management and preservation of the Property.

ARTICLE II
TERMS OF ASSIGNMENT

Section 2.1           Present Assignment and License Back.  It is intended by Borrower that this Assignment constitute a present, absolute assignment of Borrower’s interest in the Leases, Rents, Lease Guaranties and Bankruptcy Claims, and not an assignment for additional security only.  Nevertheless, subject to the terms of this Section 2.1, the Loan Agreement and the Cash Management Agreement, (i) Lender grants to Borrower a revocable license to collect, receive, use and enjoy the Rents, as well as other sums due under the Lease Guaranties and (ii) Borrower shall hold the Rents, as well as all sums received pursuant to any Lease Guaranty, or a portion thereof sufficient to discharge all current sums due on the Debt, in trust for the benefit of Lender for use in the payment of such sums.

Section 2.2            Notice to Lessees.  Borrower hereby authorizes and directs the lessees named in the Leases or any other future lessees or occupants (other than subtenants or sub occupants)  of the Property and all Lease Guarantors to pay over to Lender, or to such other party as Lender directs, all Rents and all sums due under any Lease Guaranties, upon receipt from Lender of written notice to the effect that Lender is then the holder of this Assignment and that an Event of Default exists, and to continue so to do until otherwise notified by Lender.

Section 2.3           Incorporation by Reference.  All representations, warranties, covenants, conditions and agreements contained in the Loan Agreement and the other Loan Documents, as the same may be modified, renewed, substituted or extended from time to time, are hereby made a part of this Assignment to the same extent and with the same force as if fully set forth herein.

ARTICLE III
REMEDIES

Section 3.1           Remedies of Lender.  Upon the occurrence and during the continuation of an Event of Default, the license granted to Borrower in Section 2.1 of this Assignment shall automatically be revoked, and Lender shall immediately be entitled to possession of all Rents (other than subtenants or sub occupants) and all sums due under any Lease Guaranties (other than guaranties of subleases or sub occupants), whether or not Lender enters upon or takes control of the Property.  In addition, Lender may, at its option, without waiving such Event of Default, without regard to the adequacy of the security for the Obligations, either in person or by agent, nominee or attorney, with or without bringing any action or proceeding, or by a receiver appointed by a court, dispossess Borrower and its agents and servants from the Property, without liability for trespass, damages or otherwise and exclude Borrower and its agents or servants wholly therefrom, and take possession of the Property and all books, records and accounts relating thereto and have, hold, manage, lease and operate the Property on such terms and for such period of time as Lender may deem proper and either with or without taking possession of the Property in its own name (in each case to the extent of Borrower’s interest therein), demand, sue for or otherwise collect and receive all Rents and all sums due under all Lease Guaranties, including, without limitation, those past due and unpaid with full power to make from time to time all alterations, renovations, repairs or replacements thereto or thereof as Lender may deem proper, and, subject to the provisions of the Loan Agreement, may apply the Rents and sums received pursuant to any Lease Guaranties to the payment of the following in such order and proportion as Lender in its sole discretion may determine, any law, custom or use to the contrary notwithstanding: (a) all expenses of managing and securing the Property, including, without being limited thereto, the salaries, fees and wages of a managing agent and such other employees or agents as Lender may deem necessary or desirable and all expenses of operating and maintaining the Property, including, without being limited thereto, all taxes, charges, claims, assessments, water charges, sewer rents and any other liens, and premiums for all insurance which Lender may deem necessary or desirable, and the cost of all alterations, renovations, repairs or replacements, and all expenses incident to taking and retaining possession of the Property; and (b) the Obligations, together with all costs and reasonable attorneys’ fees.  In addition, upon the occurrence and during the continuation of an Event of Default, Lender, at its option, may, to the extent of Borrower’s rights with respect thereto, (1) complete any construction on the Property in such manner and form as Lender deems advisable, (2) exercise all rights and powers of Borrower, including, without limitation, the right to negotiate, execute, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents from the Property and all sums due under any Lease Guaranties, (3) either require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupancy of such part of the Property as may be in the possession of Borrower, or (4) require Borrower to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, Borrower may be evicted by summary proceedings or otherwise.

Section 3.2           Other Remedies.  Nothing contained in this Assignment and no act done or omitted by Lender pursuant to the power and rights granted to Lender hereunder shall be deemed to be a waiver by Lender of its rights and remedies under the Loan Agreement, the Note, or the other Loan Documents and this Assignment is made and accepted without prejudice to any of the rights and remedies possessed by Lender under the terms thereof.  The right of Lender to collect the Obligations and to enforce any other security therefor held by it may be exercised by Lender either prior to, simultaneously with, or subsequent to any action taken by it hereunder.  Borrower hereby absolutely, unconditionally and irrevocably waives any and all rights to assert any setoff, counterclaim or crossclaim of any nature whatsoever with respect to the Obligations of Borrower under this Assignment, the Loan Agreement, the Note, the other Loan Documents or otherwise with respect to the Loan in any action or proceeding brought by Lender to collect same, or any portion thereof, or to enforce and realize upon the lien and security interest created by this Assignment, the Loan Agreement, the Note, the Mortgage, or any of the other Loan Documents (provided, however, that the foregoing shall not be deemed a waiver of Borrower’s right to assert any compulsory counterclaim if such counterclaim is compelled under local law or rule of procedure, nor shall the foregoing be deemed a waiver of Borrower’s right to assert any claim which would constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against Lender in any separate action or proceeding).

Section 3.3           Other Security.  Lender may take or release other security for the payment of the Debt and performance of the Other Obligations, may release any party primarily or secondarily liable therefor and may apply any other security held by it to the payment of the Debt and performance of the Other Obligations without prejudice to any of its rights under this Assignment.

Section 3.4           Non-Waiver.  The exercise by Lender of the option granted it in Section 3.1 of this Assignment and the collection of the Rents and sums due under the Lease Guaranties and the application thereof as herein provided shall not be considered a waiver of any Default or Event of Default by Borrower under the Note, the Loan Agreement, the Mortgage, the Leases, this Assignment or the other Loan Documents.  The failure of Lender to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Assignment.  Borrower shall not be relieved of Borrower’s obligations hereunder by reason of (a) the failure of Lender to comply with any request of Borrower or any other party to take any action to enforce any of the provisions hereof or of the Loan Agreement, the Note or the other Loan Documents, (b) the release regardless of consideration, of the whole or any part of the Property, or (c) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of this Assignment, the Loan Agreement, the Mortgage, the Note or the other Loan Documents.  Lender may resort for the payment of the Debt and performance of the Other Obligations to any other security held by Lender in such order and manner as Lender, in its sole discretion, may elect.  Lender may take any action to recover the Obligations, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender thereafter to enforce its rights under this Assignment.  The rights of Lender under this Assignment shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others.  No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.

Section 3.5           Bankruptcy.  (a) Upon or at any time after the occurrence and during the continuation of an Event of Default, Lender shall have the right to proceed in its own name or in the name of Borrower in respect of any claim, suit, action or proceeding relating to the rejection of any Lease, including, without limitation, the right to file and prosecute, to the exclusion of Borrower, any proofs of claim, complaints, motions, applications, notices and other documents, in any case in respect of the lessee under such Lease under the Bankruptcy Code.

(b)          If there shall be filed by or against Borrower a petition under the Bankruptcy Code, and Borrower, as lessor under any Lease, shall determine to reject such Lease pursuant to Section 365(a) of the Bankruptcy Code, then Borrower shall give Lender not less than ten (10) days’ prior notice of the date on which Borrower shall apply to the bankruptcy court for authority to reject such Lease.  Lender shall have the right, but not the obligation, to serve upon Borrower within such ten (10) day period a notice stating that (i) Lender demands that Borrower assume and assign the Lease to Lender pursuant to Section 365 of the Bankruptcy Code and (ii) Lender covenants to cure or provide adequate assurance of future performance under the Lease.  If Lender serves upon Borrower the notice described in the preceding sentence, Borrower shall not seek to reject the Lease and shall comply with the demand provided for in clause (i) of the preceding sentence within thirty (30) days after Lender’s notice shall have been given, subject to the performance by Lender of the covenant provided for in clause (ii) of the preceding sentence.

ARTICLE IV
NO LIABILITY, FURTHER ASSURANCES

Section 4.1           No Liability of Lender.  This Assignment shall not be construed to bind Lender to the performance of any of the covenants, conditions or provisions contained in any Lease or Lease Guaranty or otherwise impose any obligation upon Lender.  Lender shall not be liable for any loss sustained by Borrower resulting from Lender’s failure to let the Property after an Event of Default or from any other act or omission of Lender in managing the Property after an Event of Default unless such loss is caused by the gross negligence, willful misconduct or bad faith of Lender.  Lender shall not be obligated to perform or discharge any obligation, duty or liability under the Leases or any Lease Guaranties or under or by reason of this Assignment and Borrower shall indemnify Indemnified Parties for, and hold Indemnified Parties harmless from, any and all liability, loss or damage which may or might be incurred under the Leases, any Lease Guaranties or under or by reason of this Assignment and from any and all claims and demands whatsoever, including the defense of any such claims or demands which may be asserted against any Indemnified Parties by reason of any alleged obligations and undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in the Leases or any Lease Guaranties.  Should Lender incur any such liability, the amount thereof, including costs, expenses and reasonable attorneys’ fees, shall be secured by this Assignment and by the Mortgage and the other Loan Documents and Borrower shall reimburse such Indemnified Parties therefor immediately upon demand and upon the failure of Borrower so to do Lender may, at its option, declare all sums secured by this Assignment and by the Mortgage and the other Loan Documents immediately due and payable.  This Assignment shall not operate to place any obligation or liability for the control, care, management or repair of the Property upon Lender, nor for the carrying out of any of the terms and conditions of the Leases or any Lease Guaranties; nor shall it operate to make Lender responsible or liable for any waste committed on the Property by the tenants or any other parties, or for any dangerous or defective condition of the Property including, without limitation, the presence of any Hazardous Substances (as defined in the Environmental Indemnity), or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee or stranger.  For purposes of this Article 4, the term “Indemnified Parties” means Lender and any Person who is or will have been involved in the origination of the Loan, any Person who is or will have been involved in the servicing of the Loan secured hereby, any Person in whose name the encumbrance created by this Assignment is or will have been recorded, persons and entities who may hold or acquire or will have held a full or partial interest in the Loan (including, but not limited to, investors or prospective investors in the Securities, as well as custodians, trustees and other fiduciaries who hold or have held a full or partial interest in the Loan for the benefit of third parties) as well as the respective directors, officers, shareholders, partners, members, employees, agents, servants, representatives, contractors, subcontractors, affiliates, subsidiaries, participants, successors and assigns of any and all of the foregoing (including but not limited to any other Person who holds or acquires or will have held a participation or other full or partial interest in the Loan, whether during the term of the Loan or as a part of or following a foreclosure of the Loan and including, but not limited to, any successors by merger, consolidation or acquisition of all or a substantial portion of Lender’s assets and business).  The provisions of this Section 4.1 shall survive any payment or prepayment of the Loan and any foreclosure or satisfaction of the Mortgage

Section 4.2           No Mortgagee In Possession.  Nothing herein contained shall be construed as constituting Lender a “mortgagee in possession” in the absence of the taking of actual possession of the Property by Lender.  In the exercise of the powers herein granted Lender, no liability shall be asserted or enforced against Lender, all such liability being expressly waived and released by Borrower.

Section 4.3           Further Assurances.  Borrower will, at the cost of Borrower, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, conveyances, assignments, notices of assignments, transfers and assurances as Lender shall, from time to time, require for the better assuring, conveying, assigning, transferring and confirming unto Lender the property and rights hereby assigned or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Assignment or for filing, registering or recording this Assignment and, on demand, will execute and deliver and hereby authorizes Lender to execute in the name of Borrower to the extent Lender may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien and security interest hereof in and upon the Leases.

ARTICLE V
MISCELLANEOUS PROVISIONS

Section 5.1            Conflict of Terms.  In case of any conflict between the terms of this Assignment and the terms of the Loan Agreement, the terms of the Loan Agreement shall prevail.

Section 5.2           No Oral Change.  This Assignment and any provisions hereof may not be modified, amended, waived, extended, changed, discharged or terminated orally, or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom the enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

Section 5.3           General Definitions.  Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Assignment may be used interchangeably in singular or plural form and the word “Borrower” shall mean “each Borrower and any subsequent owner or owners of the Property or any part thereof or interest therein,” the word “Lender” shall mean “Lender and any subsequent holder of the Note, the word “Note” shall mean “the Note and any other evidence of indebtedness secured by the Loan Agreement,” the word “Property” shall include any portion of the Property and any interest therein, the phrases “attorneys’ fees”, “legal fees” and “counsel fees” shall include any and all attorney’s, paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder; whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

Section 5.4           Inapplicable Provisions.  If any provision of this Assignment is held to be illegal, invalid, or unenforceable under present or future laws effective during the terms of this Assignment, such provision shall be fully severable and this Assignment shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Assignment, and the remaining provisions of this Assignment shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Assignment, unless such continued effectiveness of this Assignment, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

Section 5.5            Governing Law.

(a)           THIS ASSIGNMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY BORROWER AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE NOTE WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS ASSIGNMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS WITH RESPECT TO THE PROPERTY SHALL BE GOVERNED BY AND CONSTRUED

ACCORDING TO THE LAW OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER.  TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS ASSIGNMENT, THE NOTE AND/OR THE OTHER LOAN DOCUMENTS AND THIS ASSIGNMENT, THE NOTE AND/OR THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(b)          ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS ASSIGNMENT MAY AT LENDER’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, OR ANY STATE OF FEDERAL COURT OF THE STATE OF TENNESSEE, AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING.  BORROWER DOES HEREBY AGREE THAT SERVICE OF PROCESS UPON BORROWER AT ITS NOTICE ADDRESS AS SET FORTH IN SECTION 22.16 OF THE LOAN AGREEMENT (OR SUCH OTHER NEW NOTICE ADDRESS ESTABLISHED BY BORROWER UNDER THE LOAN AGREEMENT) BY REGISTERED MAIL, RETURN RECEIPT REQUESTED, SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER IN ANY SUCH SUIT, ACTION OR PROCEEDING AT THE TIME RECEIVED OR REFUSED BY BORROWER.  NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST BORROWER IN ANY OTHER JURISDICTIONS.

Section 5.6            Termination of Assignment.  Upon payment in full of the Obligations or earlier release of the Mortgage, this Assignment shall become and be void and of no effect.

Section 5.7            Notices.  All notices or other written communications hereunder shall be delivered in accordance with Section 11.6 of the Loan Agreement.

Section 5.8           WAIVER OF TRIAL BY JURY.  BORROWER AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND FOREVER WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST, WITH REGARD TO THIS ASSIGNMENT, THE NOTE, THE MORTGAGE OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH.  THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE.  LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER.

Section 5.9           Exculpation.  The provisions of Section 11.22 of the Loan Agreement are hereby incorporated by reference into this Assignment to the same extent and with the same force as if fully set forth herein.

Section 5.10         Successors and Assigns.  This Assignment shall be binding upon and shall inure to the benefit of Borrower and Lender and their respective successors and permitted assigns forever.  Lender may sell, assign, pledge, participate, delegate or transfer, as applicable, to one or more Persons, all or any portion of its rights under this Assignment in connection with any assignment of the Loan and the Loan Documents.  Any assignee or transferee of Lender shall be entitled to all the benefits afforded to Lender under this Assignment.  Borrower shall not have the right to assign, delegate or transfer its rights or obligations under this Assignment without the prior written consent of Lender, as provided in the Loan Agreement, and any attempted assignment, delegation or transfer without such consent shall be null and void.

Section 5.11         Headings, Etc.  The headings and captions of the various paragraphs of this Assignment are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

[NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, Borrower has executed this Assignment of Leases and Rents the day and year first above written.

BORROWER	:

MOODY NATIONAL HP G-TOWN HOLDING, LLC,
a Delaware limited liability company

By:	/s/ Brett C. Moody
Name: Brett C. Moody
Title: President

[Signature Page to ALR]

STATE OF ______________

COUNTY OF ____________

Before me, the undersigned, a Notary Public in and for the State and County aforesaid, personally appeared Brett C. Moody with whom I am personally acquainted and who, upon oath, acknowledged himself to be the President of Moody National HP G-Town Holding, LLC, a Delaware limited liability company, and that as President, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the limited liability company as its President.

WITNESS my hand and seal at ________________, _______________, as of the _____ day of _________, 2013.

NOTARY PUBLIC

My commission expires:

[Notary Page to ALR]

EXHIBIT A

LEGAL DESCRIPTION OF PROPERTY

BEING A SURVEY OF THE PROPERTY SHOWN ON THE FINAL PLAT FOR PHASE 18A OF THE FOREST HILL HEIGHTS AMENDED P.O. AS RECORDED IN PLAT BOOK 243, PAGE 45 AT THE SHELBY COUNTY REGISTER’S OFFICE, LOCATED IN GERMANTOWN, SHELBY COUNTY, TENNESSEE AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE SOUTH LINE OF WINCHESTER ROAD (70.00 FEET SOUTH OF THE CENTERLINE), SAID POINT BEING S86°22’24”E A DISTANCE OF 582.76 FEET FROM THE INTERSECTION OF THE SOUTH LINE OF WINCHESTER ROAD WITH THE EAST LINE OF FOREST HILL-IRENE ROAD (57.00 FEET EAST OF THE CENTERLINE); THENCE S86°22’24”E ALONG THE SOUTH LINE OF SAID WINCHESTER ROAD A DISTANCE OF 50.02 FEET TO A POINT; THENCE S02°09’54”W A DISTANCE OF 31.07 FEET TO A POINT; THENCE N86°30’48”W A DISTANCE OF 30.01 FEET TO A POINT; THENCE S02°09’54”W A DISTANCE OF 166.29 FEET TO A POINT OF CURVATURE; THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 30.00 FEET, AN ARC LENGTH OF 47.12 FEET (CHORD S42°49’40”E - 42.42 FEET) TO THE POINT OF TANGENCY; THENCE S87°49’13”E A DISTANCE OF 6.47 FEET TO A POINT OF CURVATURE; THENCE ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 60.00 FEET, AN ARC LENGTH OF 50.48 FEET (CHORD S63°42’57”E - 49.01 FEET) TO A POINT; THENCE S87°49’05”E A DISTANCE OF 19.18 FEET TO A POINT; THENCE S02°10’47”W A DISTANCE OF 24.11 FEET TO A POINT; THENCE S87°49’13”E A DISTANCE OF 194.99 FEET TO A FOUND MONUMENT AT THE NORTHWEST CORNER OF THE BETTER BUSINESS BUREAU OF THE MIDSOUTH, INC. PROPERTY AS RECORDED IN INSTRUMENT LK-3318 AT SAID REGISTER’S OFFICE; THENCE S02°10’17”W ALONG THE WEST LINE OF THE SAID BETTER BUSINESS BUREAU PROPERTY A DISTANCE OF 252.27 FEET TO A FOUND MONUMENT AT THE SOUTHWEST CORNER OF THE SAID BETTER BUSINESS BUREAU PROPERTY; THENCE N83°06’ 47”W A DISTANCE OF 67.94 FEET TO THE NORTHEAST CORNER OF LOT 2 OF THE CRESTWYN HILLS SUBDIVISION AS RECORDED IN PLAT BOOK 205, PAGE 37 AT SAID REGISTER’S OFFICE; THENCE N87°49’21”W ALONG THE NORTH LINE OF LOTS 2 AND 1 OF THE SAID CRESTWYN HILLS SUBDIVISION A DISTANCE OF 499.39 FEET TO A POINT; THENCE N02°03’51”E A DISTANCE OF 270.83 FEET TO A POINT; THENCE S87°49’13”E A DISTANCE OF 252.24 FEET TO A POINT; THENCE N02°09’54”E A DISTANCE OF 247.93 FEET TO THE POINT OF BEGINNING.

TOGETHER WITH (1) rights of ingress and egress over that certain Private Ingress/Egress Easement as shown on Final Plat-Phase 18 Forest Hill Heights Amended P.D., recorded in Plat Book 243, page 44; and (2) the benefits and easements, including but not limited to access, ingress, egress, parking and utility, as set forth in that certain Declaration of Easements, Covenants, Conditions and Restrictions for SHG/Germantown Commercial Center, recorded April 2, 2013, in Instrument Number 13039652.

Exhibit A - 1